UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2003

THE BANK OF NEW YORK COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-6152	13-2614959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wall Street, New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

ITEM 5. OTHER EVENTS.

On April 30, 2003, BNY Capital V, a statutory trust formed under the laws of the State of Delaware (the “Trust”) issued 14,000,000 of its 5.95% Trust Preferred Securities, Series F (Liquidation Amount $25 per Trust Preferred Security) (the “Trust Preferred Securities”), which represent beneficial interests in the Trust, in a public offering registered under the Securities Act of 1933, as amended (Registration Statement Nos. 333-103003, 333-103003-01, 333-103003-02, 333-103003-03, 333-103003-04). The sole asset of the Trust is $360,825,000 in aggregate principal amount of the 5.95% Junior Subordinated Deferrable Interest Debentures, Series F, of the Registrant. In addition, the Registrant has guaranteed the obligations of the Trust under the Trust Preferred Securities.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following exhibits are filed herewith:

Exhibit Number	Description

1.1

Pricing Agreement, dated April 22, 2003, among The Bank of New York Company, Inc., BNY Capital V and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representative of the several Underwriters named in Schedule I thereto, incorporating the Underwriting Agreement Standard Provisions (August 2002).

1.2

Letter Agreement, dated April 30, 2003, among The Bank of New York Company, Inc., BNY Capital V and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representative of the several Underwriters amending the Pricing Agreement.

4.1

Junior Subordinated Indenture, dated as of December 25, 1996, between The Bank of New York Company, Inc. and Bank One, National Association (f/k/a The First National Bank of Chicago), as Trustee (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, dated June 5, 1997 and filed on June 16, 1997).

4.2	Specimen of the 5.95% Junior Subordinated Deferrable Interest Debentures, Series F, of The Bank of New York Company, Inc.

4.3

Amended and Restated Trust Agreement, dated as of April 30, 2003, among The Bank of New York Company, Inc., as Depositor, Bank One, National Association, as Property Trustee, Bank One Delaware, Inc., as Delaware Trustee, and the Administrative Trustees named therein.

4.4	Specimen of the 5.95% Trust Preferred Securities, Series F, of BNY Capital V.

4.5	Guarantee Agreement, dated as of April 30, 2003, by and between The Bank of New York Company, Inc., as Guarantor, and Bank One, National Association, as Guarantee Trustee.

4.6	Agreement as to Expenses and Liabilities, dated as of April 30, 2003, between The Bank of New York Company, Inc. and BNY Capital V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BANK OF NEW YORK COMPANY, INC.

Date: April 30, 2003	By:	/S/ THOMAS J. MASTRO
Thomas J. Mastro Comptroller

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

1.1

Pricing Agreement, dated April 22, 2003, among The Bank of New York Company, Inc., BNY Capital V and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as Representative of the Several Underwriters named in Schedule I thereto, incorporating the Underwriting Agreement Standard Provisions (August 2002).

Filed herewith

1.2

Letter Agreement, dated April 30, 2003, among the Bank of New York Company, Inc., BNY Capital V and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representative of the several Underwriters amending the Pricing Agreement.

Filed herewith

4.1	Junior Subordinated Indenture, dated as of December 25, 1996, between The Bank of New York Company, Inc. and Bank One, National Association (f/k/a The First National Bank Bank of Chicago), as Trustee.	Incorporated herein by reference to Exhibit 4.1 to the Registrant’s current report on Form 8-K, dated June 5, 1997

4.2	Specimen of the 5.95% Junior Subordinated Deferrable Interest Debentures, Series F, of The Bank of New York Company, Inc.	Filed herewith

4.3

Amended and Restated Trust Agreement, dated as of April 30, 2003, among The Bank of New York Company, Inc., as Depositor, Bank One, National Association, as Property Trustee, Bank One Delaware, Inc., as Delaware Trustee, and the Administrative Trustees named therein.

Filed herewith

4.4	Specimen of the 5.95% Trust Preferred Securities, Series F, of BNY Capital V.	Filed herewith

4.5	Guarantee Agreement, dated as of April 30, 2003, by and between The Bank of New York Company, Inc., as Guarantor, and Bank One, National Association, as Guarantee Trustee.	Filed herewith

4.6	Agreement as to Expenses And Liabilities, dated as of April 30, 2003, between The Bank of New York Company, Inc. and BNY Capital V.	Filed herewith

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